                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1

                                  SUBSIDIARIES

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Affiliated Physical Therapists, Ltd.                           Arizona
American Transitional Hospitals, Inc.                          Delaware
Argosy Health, LLC                                             Delaware
Arizona Rehab Provider Network, Inc.                           Arizona
Athens Sports Medicine Clinic, Inc.                            Georgia
Ather Sports Injury Clinic, Inc.                               California
Atlantic Rehabilitation Services, Inc.                         New Jersey
Buendel Physical Therapy, Inc.                                 Florida
C.E.R. - West, Inc.                                            Michigan
C.O.A.S.T. Institute Physical Therapy, Inc.                    California
CCISUB, Inc.                                                   North Carolina
Cenla Physical Therapy & Rehabilitation Agency, Inc.           Louisiana
Center for Evaluation & Rehabilitation, Inc.                   Michigan
Center for Physical Therapy & Sports Rehabilitation, Inc.      New Mexico
CenterTherapy, Inc.                                            Minnesota
Champion Physical Therapy, Inc.                                Pennsylvania
CMC Center Corporation                                         California
Community Rehab Centers, Inc.                                  Delaware
Community Rehab Centers of Massachusetts, Inc.                 Massachusetts
Crowley Physical Therapy Clinic, Inc.                          Louisiana
Douglas Avery & Associates, Ltd.                               Virginia
Elk County Physical Therapy, Inc.                              Pennsylvania
Fine, Bryant & Wah, Inc.                                       Maryland
Gallery Physical Therapy Center, Inc.                          Minnesota
Georgia Physical Therapy of West Georgia, Inc.                 Georgia
Georgia Physical Therapy, Inc.                                 Georgia
GP Therapy, L.L.C.                                             Georgia
Greater Sacramento Physical Therapy Associates, Inc.           California
Gulf Breeze Physical Therapy, Inc.                             Florida
Hand Therapy and Rehabilitation Associates, Inc.               California
Hand Therapy Associates, Inc.                                  Arizona
Hangtown Physical Therapy, Inc.                                California
Hawley Physical Therapy, Inc.                                  California
Hudson Physical Therapy Services, Inc.                         New Jersey
Human Performance and Fitness, Inc.                            California
Indianapolis Physical Therapy and Sports Medicine, Inc.        Indiana
Intensiva Healthcare Corporation                               Delaware
Intensiva Hospital of Greater St. Louis, Inc.                  Missouri
Joyner Sportsmedicine Institute, Inc.                          Pennsylvania

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Kentucky Rehabilitation Services, Inc.                         Kentucky
Kessler Assisted Living Corporation                            New Jersey
Kessler Care Center at Cedar Grove, Inc.                       New Jersey
Kessler Institute for Rehabilitation, Inc.                     New Jersey
Kessler Occupational Medicine Centers, Inc.                    Florida
Kessler Orthotic & Prosthetic Services, Inc.                   Delaware
Kessler Physical Therapy & Rehabilitation, Inc.                New Jersey
Kessler Professional Services, LLC                             Delaware
Kessler Rehabilitation Corporation                             Delaware
Kessler Rehabilitation of Maryland, Inc.                       Maryland
Kessler Rehabilitation Services, Inc.                          New Jersey
Lynn M. Carlson, Inc.                                          Arizona
Metro Rehabilitation Services, Inc.                            Michigan
Metro Therapy, Inc.                                            New York
Michigan Therapy Centre, Inc.                                  Michigan
Monmouth Rehabilitation, Inc.                                  New Jersey
New Mexico Physical Therapists, Inc.                           New Mexico
Northside Physical Therapy, Inc.                               Ohio
NovaCare Occupational Health Services, Inc.                    Delaware
NovaCare Outpatient Rehabilitation East, Inc.                  Delaware
NovaCare Outpatient Rehabilitation of California, Inc.         California
NovaCare Outpatient Rehabilitation West, Inc.                  Delaware
NovaCare Outpatient Rehabilitation, Inc.                       Kansas
NovaCare Rehabilitation, Inc.                                  Minnesota
P.T. Services Rehabilitation, Inc.                             Ohio
P.T. Services, Inc.                                            Ohio
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic      Illinois
Rehabilitation & Sports Medicine, Ltd.
Physical Therapy Associates, Inc.                              Massachusetts
Physical Therapy Enterprises, Inc.                             Arizona
Physical Therapy Institute, Inc.                               Louisiana
Physical Therapy Services of the Jersey Cape, Inc.             New Jersey
Pro Active Therapy of Ahoskie, Inc.                            North Carolina
Pro Active Therapy of Greenville, Inc.                         North Carolina
Pro Active Therapy of North Carolina, Inc.                     North Carolina
Pro Active Therapy of Rocky Mount, Inc.                        North Carolina
Pro Active Therapy of South Carolina, Inc.                     South Carolina
Pro Active Therapy of Virginia, Inc.                           Virginia
Pro Active Therapy, Inc.                                       North Carolina
Professional Therapeutic Services, Inc.                        Ohio
Quad City Management, Inc.                                     Iowa
RCI (Colorado), Inc.                                           Delaware
RCI (Exertec), Inc.                                            Delaware

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
RCI (Michigan), Inc.                                           Delaware
RCI (S.P.O.R.T.), Inc.                                         Delaware
RCI (WRS), Inc.                                                Delaware
Rebound Oklahoma, Inc.                                         Oklahoma
Redwood Pacific Therapies, Inc.                                California
Rehab Managed Care of Arizona, Inc.                            Delaware
Rehab Provider Network - California, Inc.                      California
Rehab Provider Network - East I, Inc.                          Delaware
Rehab Provider Network - East II, Inc.                         Maryland
Rehab Provider Network - Indiana, Inc.                         Indiana
Rehab Provider Network - Michigan, Inc.                        Michigan
Rehab Provider Network - New Jersey, Inc.                      New Jersey
Rehab Provider Network - New York, Inc.                        New York
Rehab Provider Network - Ohio, Inc.                            Ohio
Rehab Provider Network - Pennsylvania, Inc.                    Pennsylvania
Rehab Provider Network of Arizona, Inc.                        Arizona
Rehab Provider Network of Colorado, Inc.                       Colorado
Rehab Provider Network of Florida, Inc.                        Florida
Rehab Provider Network of Nevada, Inc.                         Nevada
Rehab Provider Network of New Mexico, Inc.                     New Mexico
Rehab Provider Network of North Carolina, Inc.                 North Carolina
Rehab Provider Network of South Carolina, Inc.                 Delaware
Rehab Provider Network of Texas, Inc.                          Texas
Rehab Provider Network of Virginia, Inc.                       Delaware
RehabClinics (GALAXY), Inc.                                    Illinois
RehabClinics (PTA), Inc.                                       Delaware
RehabClinics (SPT), Inc.                                       Delaware
RehabClinics Abilene, Inc.                                     Delaware
RehabClinics Dallas, Inc.                                      Delaware
RehabClinics, Inc.                                             Delaware
S.T.A.R.T., Inc.                                               Massachusetts
Select Air II, Inc.                                            Pennsylvania
Select Employment Services, Inc.                               Delaware
Select Hospital Investors, Inc.                                Delaware
Select Medical Corporation                                     Delaware
Select Medical of Kentucky, Inc.                               Delaware
Select Medical of Maryland, Inc.                               Delaware
Select Medical of New York, Inc.                               Delaware
Select Medical Property Ventures, LLC                          Delaware
Select Medical Rehabilitation Clinics, Inc.                    Delaware
Select Medical Rehabilitation Services, Inc.                   Delaware
Select Provider Networks, Inc.                                 Delaware
Select Software Ventures, LLC                                  Delaware
Select Specialty Hospital - Akron/SHS, Inc.                    Delaware
Select Specialty Hospital - Alachua, Inc.                      Delaware
Select Specialty Hospital - Ann Arbor, Inc.                    Missouri

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Select Specialty Hospital - Arizona, Inc.                      Delaware
Select Specialty Hospital - Augusta/UH, Inc.                   Delaware
Select Specialty Hospital - Baton Rouge, Inc.                  Delaware
Select Specialty Hospital - Battle Creek, Inc.                 Missouri
Select Specialty Hospital - Beech Grove, Inc.                  Missouri
Select Specialty Hospital - Belleville, Inc.                   Delaware
Select Specialty Hospital - Bloomington, Inc.                  Delaware
Select Specialty Hospital - Brevard, Inc.                      Delaware
Select Specialty Hospital - Broward, Inc.                      Delaware
Select Specialty Hospital - Central Detroit, Inc.              Delaware
Select Specialty Hospital - Charleston, Inc.                   Delaware
Select Specialty Hospital - Cincinnati, Inc.                   Missouri
Select Specialty Hospital - Colorado Springs, Inc.             Delaware
Select Specialty Hospital - Columbus, Inc.                     Delaware
Select Specialty Hospital - Columbus/Grant, Inc.               Delaware
Select Specialty Hospital - Columbus/University, Inc.          Missouri
Select Specialty Hospital - Conroe, Inc.                       Delaware
Select Specialty Hospital - Covington, Inc.                    Delaware
Select Specialty Hospital - Dallas, Inc.                       Delaware
Select Specialty Hospital - Danville, Inc.                     Delaware
Select Specialty Hospital - Denver, Inc.                       Delaware
Select Specialty Hospital - Des Moines, Inc.                   Minnesota
Select Specialty Hospital - Durham, Inc.                       Delaware
Select Specialty Hospital - Duval, Inc.                        Delaware
Select Specialty Hospital - Eastern Iowa, Inc.                 Delaware
Select Specialty Hospital - Erie, Inc.                         Delaware
Select Specialty Hospital - Escambia, Inc.                     Delaware
Select Specialty Hospital - Evansville, Inc.                   Missouri
Select Specialty Hospital - Flint, Inc.                        Missouri
Select Specialty Hospital - Fort Smith, Inc.                   Missouri
Select Specialty Hospital - Fort Wayne, Inc.                   Missouri
Select Specialty Hospital - Gadsden, Inc.                      Delaware
Select Specialty Hospital - Greensboro, Inc.                   Delaware
Select Specialty Hospital - Greensburg, Inc.                   Delaware
Select Specialty Hospital - Grosse Pointe, Inc.                Delaware
Select Specialty Hospital - Gulf Coast, Inc.                   Mississippi
Select Specialty Hospital - Honolulu, Inc.                     Hawaii
Select Specialty Hospital - Houston, Inc.                      Delaware
Select Specialty Hospital - Huntsville, Inc.                   Delaware
Select Specialty Hospital - Indianapolis, Inc.                 Delaware
Select Specialty Hospital - Jackson, Inc.                      Delaware
Select Specialty Hospital - Johnstown, Inc.                    Missouri
Select Specialty Hospital - Kalamazoo, Inc.                    Delaware
Select Specialty Hospital - Kansas City, Inc.                  Missouri
Select Specialty Hospital - Knoxville, Inc.                    Delaware
Select Specialty Hospital - Lake, Inc.                         Delaware
Select Specialty Hospital - Lancaster, Inc.                    Delaware
Select Specialty Hospital - Lansing, Inc.                      Delaware
Select Specialty Hospital - Lee, Inc.                          Delaware

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Select Specialty Hospital - Leon, Inc.                         Delaware
Select Specialty Hospital - Lexington, Inc.                    Delaware
Select Specialty Hospital - Little Rock, Inc.                  Delaware
Select Specialty Hospital - Little Rock/BMC, Inc.              Delaware
Select Specialty Hospital - Longview, Inc.                     Delaware
Select Specialty Hospital - Louisville, Inc.                   Delaware
Select Specialty Hospital - Macomb County, Inc.                Missouri
Select Specialty Hospital - Macon, Inc.                        Delaware
Select Specialty Hospital - Madison, Inc.                      Delaware
Select Specialty Hospital - Manatee, Inc.                      Delaware
Select Specialty Hospital - Marion, Inc.                       Delaware
Select Specialty Hospital - McKeesport, Inc.                   Delaware
Select Specialty Hospital - Memphis, Inc.                      Delaware
Select Specialty Hospital - Midland, Inc.                      Delaware
Select Specialty Hospital - Milwaukee, Inc.                    Delaware
Select Specialty Hospital - Minneapolis, Inc.                  Delaware
Select Specialty Hospital - Morgantown, Inc.                   Delaware
Select Specialty Hospital - Nashville, Inc.                    Delaware
Select Specialty Hospital - New Orleans, Inc.                  Delaware
Select Specialty Hospital - Newark, Inc.                       Delaware
Select Specialty Hospital - North Knoxville, Inc.              Missouri
Select Specialty Hospital - Northeast New Jersey, Inc.         Delaware
Select Specialty Hospital - Northeast Ohio, Inc.               Missouri
Select Specialty Hospital - Northwest Detroit, Inc.            Delaware
Select Specialty Hospital - Northwest Indiana, Inc.            Missouri
Select Specialty Hospital - Ocean, Inc.                        Delaware
Select Specialty Hospital - Oklahoma City, Inc.                Delaware
Select Specialty Hospital - Oklahoma City/East Campus, Inc.    Missouri
Select Specialty Hospital - Omaha, Inc.                        Missouri
Select Specialty Hospital - Orange, Inc.                       Delaware
Select Specialty Hospital - Orlando. Inc.                      Delaware
Select Specialty Hospital - Palm Beach, Inc.                   Delaware
Select Specialty Hospital - Panama City, Inc.                  Delaware
Select Specialty Hospital - Paramus, Inc.                      Delaware
Select Specialty Hospital - Phoenix, Inc.                      Delaware
Select Specialty Hospital - Pine Bluff, Inc.                   Delaware
Select Specialty Hospital - Pittsburgh, Inc.                   Missouri
Select Specialty Hospital - Pittsburgh/UPMC, Inc.              Delaware
Select Specialty Hospital - Plainfield, Inc.                   Delaware
Select Specialty Hospital - Pontiac, Inc.                      Missouri
Select Specialty Hospital - Quad Cities, Inc.                  Delaware
Select Specialty Hospital - Reno, Inc.                         Missouri
Select Specialty Hospital - Riverview, Inc.                    Delaware
Select Specialty Hospital - St. Lucie, Inc.                    Delaware
Select Specialty Hospital - Saginaw, Inc.                      Delaware
Select Specialty Hospital - San Antonio, Inc.                  Delaware
Select Specialty Hospital - Sarasota, Inc.                     Delaware
Select Specialty Hospital - Savannah, Inc.                     Delaware

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Select Specialty Hospital - Sioux Falls, Inc.                  Missouri
Select Specialty Hospital - South Dallas, Inc.                 Delaware
Select Specialty Hospital - Springfield, Inc.                  Delaware
Select Specialty Hospital - Tallahassee, Inc.                  Delaware
Select Specialty Hospital - Topeka, Inc.                       Missouri
Select Specialty Hospital - TriCities, Inc.                    Delaware
Select Specialty Hospital - Tulsa, Inc.                        Delaware
Select Specialty Hospital - Western Michigan, Inc.             Missouri
Select Specialty Hospital - Western Missouri, Inc.             Delaware
Select Specialty Hospital - Wichita, Inc.                      Missouri
Select Specialty Hospital - Wilmington, Inc.                   Missouri
Select Specialty Hospital - Winston-Salem, Inc.                Delaware
Select Specialty Hospital - Wyandotte, Inc.                    Delaware
Select Specialty Hospital - Youngstown, Inc.                   Missouri
Select Specialty Hospital - Zanesville, Inc.                   Delaware
Select Specialty Hospitals, Inc.                               Delaware
Select Synergos, Inc.                                          Delaware
Select Transport, Inc.                                         Delaware
Select Unit Management, Inc.                                   Delaware
SelectMark, Inc.                                               Delaware
SemperCare Hospital of Fort Myers, Inc.                        Delaware
SemperCare Hospital of Hartford, Inc.                          Delaware
SemperCare Hospital of Lakeland, Inc.                          Delaware
SemperCare Hospital of Lakewood, Inc.                          Delaware
SemperCare Hospital of Little Rock, Inc.                       Arkansas
SemperCare Hospital of Mobile, Inc.                            Delaware
SemperCare Hospital of Pensacola, Inc.                         Delaware
SemperCare Hospital of Sarasota, Inc.                          Delaware
SemperCare Hospital of Spokane, Inc.                           Delaware
SemperCare Hospital of Springfield, Inc.                       Delaware
SemperCare Hospital of Tallahassee, Inc.                       Delaware
SemperCare Hospital of Volusia, Inc.                           Delaware
SemperCare Hospital of Washington, Inc.                        Delaware
SemperCare, Inc.                                               Delaware
SLMC Finance Corporation                                       Delaware
South Jersey Physical Therapy Associates, Inc.                 New Jersey
South Jersey Rehabilitation and Sports Medicine Center, Inc.   New Jersey
Southpointe Fitness Center, Inc.                               Pennsylvania
Southwest Physical Therapy, Inc.                               New Mexico
Southwest Therapists, Inc.                                     New Mexico
Sports & Orthopedic Rehabilitation Services, Inc.              Florida
Stephenson-Holtz, Inc.                                         California
The Center for Physical Therapy and Rehabilitation, Inc.       New Mexico
The Orthopedic Sports and Industrial Rehabilitation Network,   Pennsylvania
Inc.

            NAME                                         JURISDICTION OF ORGANIZATION
-------------------------------------------------        ----------------------------
Treister, Inc.                                                 Ohio
Vanguard Rehabilitation, Inc.                                  Arizona
Victoria Healthcare, Inc.                                      Florida
Waltham Physical Therapy, Inc.                                 Massachusetts
Wayzata Physical Therapy Center, Inc.                          Minnesota
West Side Physical Therapy, Inc.                               Ohio
West Suburban Health Partners, Inc.                            Minnesota
Yuma Rehabilitation Center, Inc.                               Arizona